Exhibit 99.1

KPMG LLP
Suite 700
20 Pacifica
Irvine, CA 92618-3391
Independent Accountants’ Report on Applying Agreed‑Upon Procedures

Navient Credit Funding, LLC (the “Company”)
Navient Corporation
Navient Solutions, LLC
BofA Securities, Inc.
Barclays Capital Inc.
RBC Capital Markets, LLC
(together, the “Specified Parties”)

Re: Navient Private Education Refi Loan Trust 2019-E – Data File Procedures

We have performed the procedures described below, which were agreed to by the Specified Parties, on the specified attributes identified by the Company in an electronic data file entitled “2019-E_LoanTape.xlsx” (the “Data File”), provided by the Company on June 18, 2019, containing certain information related to 8,092 student loans (the “Student Loans”) as of June 12, 2019 (the “Cutoff Date”), which we were informed are intended to be included as collateral in the offering of Navient Private Education Refi Loan Trust 2019-E. The Company is responsible for the specified attributes identified by the Company in the Data File. The sufficiency of these procedures is solely the responsibility of the Specified Parties. Consequently, we make no representation regarding the sufficiency of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

We are independent certified public accountants with respect to the Company and its affiliates under Rule 1.200.001 of the AICPA’s Code of Professional Conduct.

Unless otherwise indicated, the following definitions have been adopted in presenting our procedures and findings:

•
The term “compared” means compared to the information shown and found it to be in agreement, unless otherwise noted. Such compared information was deemed to be in agreement if differences were within the materiality threshold.

•
The term “recomputed” means recalculated and compared the result to the information shown and found it to be in agreement, unless otherwise noted. Such recomputed information was deemed to be in agreement if differences were within the materiality threshold.

•	The term “materiality threshold” means that dollar amounts, percentages, original maturity dates and first payment dates were within $1.00, 0.01%, one (1) day, and two (2) days, respectively.
•
The term “FDR System” means the Company’s internal servicing system containing certain information such as interest rate, loan status, first payment date, original loan balance, current loan balance, and original maturity date related to the Selected Student Loans (defined below).

•
The term “Earnest Internal Tool Account Number Page” means a screenshot containing certain information from the Company’s internal loan account overview system such as: repayment schedule, payment history, interest rate, original loan balance, etc. for the Selected Student Loans.

KPMG LLP is a Delaware limited liability partnership and the U.S. member firm of the KPMG network of independent member firms affiliated with KPMG International Cooperative (“KPMG International”), a Swiss entity.

•
The term “Verify Report Page” means a screenshot containing certain information from the Company’s internal application verification tool such as: school type, school name, and school degree for the Selected Student Loans.

•
The term “Application Underwriting Snapshot Page” means a screenshot containing information from the Company’s internal application underwriting tool related to education degree and school name for the Selected Student Loans.

•
The term “Title IV Federal School Code List” means a listing identifying schools in the United States participating in the Title IV federal student aid programs that we were instructed by the Company to download from the “Federal Student Aid Website” (http://ifap.ed.gov/ifap/fedSchoolCodeList.jsp).

•
The term “Accredited Programs List” means a listing identifying accredited schools issued by the U.S. Department of Education’s Office of Post‑secondary Education (OPE) that we were instructed by the Company to download from the “Database of Accredited Postsecondary Institutions and Programs Website” (https://ope.ed.gov/accreditation/Index.aspx).

•
The term “Loan File” means any file containing some or all of the following documents, as applicable, for each of the Selected Student Loans: Loan Agreement, Credit Report, Earnest Internal Tool Account Number Page, Verify Report Page, Application Underwriting Snapshot Page, Title IV Federal School Code List, Accredited Programs List, and the following screens in the FDR System: #BS Screen, #BS3 Screen, #BS5 Screen, #CDS Screen, #CIS Screen, #CSS Screen, #EDH Screen, #ED2 Screen, #NM AF Screen, #NM CC Screen, and #HDI Screen. The Loan File, furnished by the Company, was represented to be either the original Loan File, a copy of the original Loan File, or electronic records contained within the FDR System, the Company’s internal loan account overview system, the Company’s internal application verification tool, or the Company’s internal application underwriting tool.

A.
We randomly selected a sample of Student Loans from the Data File, utilizing a confidence level of 95.0%, an expected error rate of 3.0%, and a maximum estimated error occurrence rate (the upper error limit) for each of the attributes not to exceed 5.0%, as instructed by the Company. The selection criteria resulted in a sample of 333 Student Loans (the “Selected Student Loans,” as listed in Exhibit A attached hereto).

B.
For each Selected Student Loan, we compared the specified attributes in the Data File to the corresponding information in the respective Loan File. The Specified Parties indicated that the absence of any of the noted documents or the inability to agree the indicated information from the Data File to the Loan File for each of the attributes identified, utilizing instructions provided by the Company (as applicable) indicated below, constituted an exception. The Loan File documents are listed in the order of priority until such attribute was agreed.

Attributes	Loan File/Company’s Instructions

Loan Number	Earnest Internal Tool Account Number Page

Loan Type	Loan Agreement, Earnest Internal Tool Account Number Page

Borrower State	Loan Agreement, the most recent state in the “Addresses” section of the Credit Report, “Activity Log” section of the Earnest Internal Tool Account Number Page

Interest Rate	“INT RT” column on #EDH Screen, “INT 1%” field and “INT 2%” field in “ORIG STMT VALUES” section on #ED2 Screen, “AUTO

Attributes	Loan File/Company’s Instructions

PAY FLAG” field on #NM AF Screen, #HDI Screen  for interest rate with borrower benefit related information

For Selected Student Loans without Interest Rate information in the FDR System: “Account” section of the Earnest Internal Tool Account Number Page, “Amount Financed” field in the “Overview” section of the Earnest Internal Tool Account Number Page, the rate immediately preceding the latest rate in the “Value” field in the “Variable Rate Changes” section of the Earnest Internal Tool Account Number Page

Payment Frequency
“AUTO PAY PAYMENT” field on #CSS Screen or #CDS Screen

For Selected Student Loans without Payment Frequency information in the FDR System: “Account” section of the Earnest Internal Tool Account Number Page, “Schedule” field in the “Overview” section of the Earnest Internal Tool Account Number Page

Loan Status
“CURR LOAN STAT” column on #EDH Screen and “MISC FIELD 2” column on #BS3 Screen, notation of status change on #CIS Screen, “ORIG STMT STATUS” field on #ED2 Screen

For Selected Student Loans without Loan Status information in the FDR System: “Account” section of the Earnest Internal Tool Account Number Page, “Status” field in the “Overview” section of the Earnest Internal Tool Account Number Page

First Payment Date	“RPMT BEGIN DT” field on #EDH Screen or “1st ACTIVE DATE” field on #BS5 Screen

Original Loan Balance
“FINANCIAL INSTITUTION” field on #NM CC Screen

For Selected Student Loans without Original Loan Balance information in the FDR System: “Amount Financed” field in the “Overview” section of the Earnest Internal Tool Account Number Page, “Amount” column corresponding to the “deposit” and the “return_of_proceeds” in the “Type” column of the “Loan Transaction” section of the Earnest Internal Tool Account Number Page

Current Principal Balance
“ACCOUNT BALANCE” column on #CSS Screen, documentation of change that affects the current principal balance on #CIS Screen, “CUR BAL” field on #BS Screen, “FINANCIAL INSTITUTION” field on #NM CC Screen, “RPMT FEE” field or “CAP INT” field on #ED2 Screen, “DISBURSEMENT” and “ADJUSTMENT” fields on #CSS Screen or #CDS Screen,  “RETRO PROCESSING” field on #ED2 Screen, “Interest Rate” field on #CSS Screen, CYCLE DATE on #EDH Screen, “PAYMENT” fields on #CSS Screen or #CDS Screen, and instructions provided by the Company described below

Attributes	Loan File/Company’s Instructions

Original Maturity Date
“MATURITY DT” field on #EDH Screen

For Selected Student Loans without Original Maturity Date information in the FDR System: “Term” field in the “Overview” section of the Earnest Internal Tool Account Number Page, “Scheduled” column corresponding to the first “deposit” under the “Type” column in the “Loan Transaction” section of the Earnest Internal Tool Account Number Page, and instructions provided by the Company described below

School Type
“Degree” field in the “Educations” section of the Verify Report Page, “Underwritten Education Degree” field in the Application Underwriting Snapshot Page, and instructions provided by the Company described below

School Name	“Verified School Name” field in the “Educations” section of the Verify Report Page, “Underwritten Education School Name” field in the Application Underwriting Snapshot Page

School Degree	“Degree” field in the “Educations” section of the Verify Report Page, “Underwritten Education Degree” field in the Application Underwriting Snapshot Page and instructions provided by the Company below

Original FICO Score	“Score” field in the “FICO” section of the Credit Report

1.	For purposes of comparing Current Principal Balance, we were instructed by the Company to compare or recompute the Current Principal Balance as follows:
a)
Compare the “ACCOUNT BALANCE” column on the #CSS Screen or documentation of a change that affects the current principal balance on the #CIS Screen to the “UNPAID_PRINCIPAL_ BALANCE” field in the Data File.

b)
In the event the “ACCOUNT BALANCE” column on the #CSS Screen or documentation of change that affects the current principal balance on the #CIS Screen did not agree to the “UNPAID_ PRINCIPAL_BALANCE” field in the Data File, we were instructed by the Company to compare the amount in the “CUR BAL” field on the #BS Screen to the “UNPAID_PRINCIPAL_BALANCE” field in the Data File.

c)
In the event the “CUR BAL” field on the #BS Screen did not agree to the “UNPAID_PRINCIPAL_ BALANCE” field in the Data File, we were instructed by the Company to compare the amount in the “FINANCIAL INSTITUTION” field on the #NM CC Screen to the “UNPAID_PRINCIPAL_BALANCE” field in the Data File.

d)
In the event the “FINANCIAL INSTITUTION” field did not agree to the “UNPAID_PRINCIPAL_ BALANCE” field in the Data File, we were instructed by the Company to recompute the Current Principal Balance (the “Recomputed Current Principal Balance”), as follows:

i.
To the “ACCOUNT BALANCE” column on the #CSS Screen, add any applicable Repayment Fee (shown under the “RPMT FEE” field on the #ED2 Screen) or applicable Capitalized Interest (shown under the “CAP INT” field on the #ED2 Screen), and subtract any applicable disbursement amount (shown under the “DISBURSEMENT” field on the #CSS Screen or the #CDS Screen) or applicable adjustment (shown under the “ADJUSTMENT” field on the #CSS Screen or the #CDS Screen); and,

ii.
Subtract any amount indicated in the “RETRO PROCESSING” field on the #ED2 Screen and any additional principal payment applied after the Cutoff Date, identified by subtracting the recalculated accrued interest (“Interest Rate” field on the #CSS Screen multiplied by the number of days from the start of the CYCLE DATE on the #EDH Screen to the day before the date of the first Payment under the “PAYMENT” field on the #CSS Screen or the #CDS Screen, multiplied by the “ACCOUNT BALANCE” column on the #CSS Screen) from the first Payment made under the “PAYMENT” field on the #CSS Screen or the #CDS Screen.

We compared the Recomputed Current Principal Balance to the “UNPAID_PRINCIPAL_ BALANCE” field in the Data File.

2.
For purposes of comparing Original Maturity Date for Selected Student Loan without Original Maturity Date information in the FDR System, we were instructed by the Company to recompute the Original Maturity Date (the “Recomputed Original Maturity Date”) as follows:

a)
Add the number of days in the “Term” field in the “Overview” section of Earnest Internal Tool Account Number Page to the date under the “Scheduled” column corresponding to the first “deposit” under the “Type” column in the “Loan Transaction” section of the Earnest Internal Tool Account Number Page.

		b)	If the day of the date resulting from step (a) is from the 29th to the 31st, use the first day of the following month of the date identified in step (a).

We compared the Recomputed Original Maturity Date to the “original_maturity_date” field in the Data File.

3.
For purposes of comparing School Type, we were instructed by the Company to consider the School Type to be “No” (not undergraduate) if the school name in the “underwritten_education_school_name” field in the Data File indicates either (i) the underwritten school is a high school or (ii) “NULL” and the “is_parent_plus” field in the Data File indicates “Yes.”

4.
For purposes of comparing School Degree, we were instructed by the Company to consider the School Degree to be “Masters” or “MD” if the “Degree” field in the “Educations” section of the Verify Report Page or the “Underwritten Education Degree” field in the Application Underwriting Snapshot Page indicates “medical_other” or “DO,” respectively.

The information contained in the Loan Files, except as noted in Exhibit B. There were no conclusions that resulted from the procedures.

C.
For each Selected Student Loan, we were instructed by the Company to observe whether the school name under the “underwritten_education_school_name” field in the Data File appeared on the Title IV Federal School Code List.

In the event the school name did not appear on the Title IV Federal School Code List, we were instructed by the Company to compare the U.S. Department of Education’s Office of Postsecondary Education (OPE) code under the “underwritten_ education_opeid” field in the Data File to the “SchoolCode” field in the Title IV Federal School Code List.

In the event the OPE code did not agree, we were instructed by the Company to observe whether the school name under the “underwritten_education_ school_name” field in the Data File appeared in the “Institution_Name” field in the Accredited Programs List.

In the event the school name did not agree, we were instructed by the Company to observe whether the school name under the “underwritten_education_ school_name” field in the Data File appeared in the “Verified School Name” field in the “Educations” section of the Verify Report Page or “Underwritten Education School Name” field in the Application Underwriting Snapshot Page.

In the event the school name in the “underwritten_education_school_name” field in the Data File indicated the underwritten school was a high school or “NULL,” we were instructed by the Company to observe if the “is_parent_plus” field in the Data File indicated “Yes.” We were informed by the Company that “Yes” indicates the loan is a Parent Plus loan and that the parent’s highest achieved education was used to originate the loan. We were further informed by the Company that if the highest achieved education was high school or “NULL,” the parent did not possess a collegiate degree, and there would be no corresponding OPE code for the loan within the Title IV Federal School Code List or Accredited Programs List.

In the event the school name in the “underwritten_education_school_name” field in the Data File indicated the school was a satellite campus, but the Title IV Federal School Code List or the Accredited Programs List designation was not available at the satellite campus level, we were instructed by the Company to utilize the name of the college or university to which the satellite campus relates, for the purpose of comparing the school name in the Title IV Federal School Code List or the Accredited Programs List.

The information regarding the school name for the Selected Student Loans was found to be in agreement with the respective information contained in the Title IV Federal School Code List or the Accredited Programs List.

Based on the results of the procedures performed, there is a 95.0% confidence level that the maximum estimated error occurance rate for each of the attributes across the entire population of 8,092 Student Loans does not exceed 5.0%. Because we are not engaged to express a conclusion, we do not offer a conclusion based on the application of a sampling technique.

This agreed‑upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. We were not engaged to, and did not, conduct an examination or review, the objective of which would be the expression of an opinion or conclusion, respectively, on the specified attributes identified by the Company in the Data File. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to the Specified Parties.

The procedures performed were applied based on information included in the Data File, the Loan Files, recomputation methodologies, and instructions provided by the Company, without verification or evaluation of such information or instructions by us; therefore, we express no opinion or any other form of assurance regarding (i) the physical existence of the Student Loans, (ii) the reasonableness of the instructions provided by the Company, (iii) the reliability or accuracy of the Loan Files which were used in our procedures, or (iv) matters of legal interpretation.

The procedures performed were not intended to address, nor did they address: (i) the conformity of the origination of the Student Loans to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) the value of collateral securing any such Student Loans being securitized, (iii) the compliance of the originator of the Student Loans with federal, state, and local laws and regulations, or (iv) any other factor or characteristic of the Student Loans that would be material to the likelihood that the issuer of the asset‑backed security will pay interest and principal in accordance with applicable terms and conditions. The procedures performed were not intended to satisfy any criteria for due diligence published by a nationally recognized statistical rating organization (“NRSRO”).

The terms of our engagement are such that we have no obligation to update this report because of events and transactions that may subsequently occur.

This report is intended solely for the information and use of the Specified Parties, and is not intended to be and should not be used by any other person or entity, including investors and NRSROs, who are not identified in the report as the Specified Parties but may have access to this report as required by law or regulation.

/s/KPMG LLP

Irvine, CA
July 11, 2019

Exhibit A - The Selected Student Loans

Selected Student Loan Number	Student Loan Number*	Selected Student Loan Number	Student Loan Number*	Selected Student Loan Number	Student Loan Number*	Selected Student Loan Number	Student Loan Number*	Selected Student Loan Number	Student Loan Number*
1	2019E001	39	2019E039	77	2019E077	115	2019E115	153	2019E153
2	2019E002	40	2019E040	78	2019E078	116	2019E116	154	2019E154
3	2019E003	41	2019E041	79	2019E079	117	2019E117	155	2019E155
4	2019E004	42	2019E042	80	2019E080	118	2019E118	156	2019E156
5	2019E005	43	2019E043	81	2019E081	119	2019E119	157	2019E157
6	2019E006	44	2019E044	82	2019E082	120	2019E120	158	2019E158
7	2019E007	45	2019E045	83	2019E083	121	2019E121	159	2019E159
8	2019E008	46	2019E046	84	2019E084	122	2019E122	160	2019E160
9	2019E009	47	2019E047	85	2019E085	123	2019E123	161	2019E161
10	2019E010	48	2019E048	86	2019E086	124	2019E124	162	2019E162
11	2019E011	49	2019E049	87	2019E087	125	2019E125	163	2019E163
12	2019E012	50	2019E050	88	2019E088	126	2019E126	164	2019E164
13	2019E013	51	2019E051	89	2019E089	127	2019E127	165	2019E165
14	2019E014	52	2019E052	90	2019E090	128	2019E128	166	2019E166
15	2019E015	53	2019E053	91	2019E091	129	2019E129	167	2019E167
16	2019E016	54	2019E054	92	2019E092	130	2019E130	168	2019E168
17	2019E017	55	2019E055	93	2019E093	131	2019E131	169	2019E169
18	2019E018	56	2019E056	94	2019E094	132	2019E132	170	2019E170
19	2019E019	57	2019E057	95	2019E095	133	2019E133	171	2019E171
20	2019E020	58	2019E058	96	2019E096	134	2019E134	172	2019E172
21	2019E021	59	2019E059	97	2019E097	135	2019E135	173	2019E173
22	2019E022	60	2019E060	98	2019E098	136	2019E136	174	2019E174
23	2019E023	61	2019E061	99	2019E099	137	2019E137	175	2019E175
24	2019E024	62	2019E062	100	2019E100	138	2019E138	176	2019E176
25	2019E025	63	2019E063	101	2019E101	139	2019E139	177	2019E177
26	2019E026	64	2019E064	102	2019E102	140	2019E140	178	2019E178
27	2019E027	65	2019E065	103	2019E103	141	2019E141	179	2019E179
28	2019E028	66	2019E066	104	2019E104	142	2019E142	180	2019E180
29	2019E029	67	2019E067	105	2019E105	143	2019E143	181	2019E181
30	2019E030	68	2019E068	106	2019E106	144	2019E144	182	2019E182
31	2019E031	69	2019E069	107	2019E107	145	2019E145	183	2019E183
32	2019E032	70	2019E070	108	2019E108	146	2019E146	184	2019E184
33	2019E033	71	2019E071	109	2019E109	147	2019E147	185	2019E185
34	2019E034	72	2019E072	110	2019E110	148	2019E148	186	2019E186
35	2019E035	73	2019E073	111	2019E111	149	2019E149	187	2019E187
36	2019E036	74	2019E074	112	2019E112	150	2019E150	188	2019E188
37	2019E037	75	2019E075	113	2019E113	151	2019E151	189	2019E189
38	2019E038	76	2019E076	114	2019E114	152	2019E152	190	2019E190

(*)	The Company has assigned a unique Loan ID number to each student loan in the Data File. The Student Loan Numbers referred to in this Exhibit are not the Account Numbers.

Exhibit A - The Selected Student Loans

Selected Student Loan Number	Student Loan Number*	Selected Student Loan Number	Student Loan Number*	Selected Student Loan Number	Student Loan Number*	Selected Student Loan Number	Student Loan Number*
191	2019E191	229	2019E229	267	2019E267	305	2019E305
192	2019E192	230	2019E230	268	2019E268	306	2019E306
193	2019E193	231	2019E231	269	2019E269	307	2019E307
194	2019E194	232	2019E232	270	2019E270	308	2019E308
195	2019E195	233	2019E233	271	2019E271	309	2019E309
196	2019E196	234	2019E234	272	2019E272	310	2019E310
197	2019E197	235	2019E235	273	2019E273	311	2019E311
198	2019E198	236	2019E236	274	2019E274	312	2019E312
199	2019E199	237	2019E237	275	2019E275	313	2019E313
200	2019E200	238	2019E238	276	2019E276	314	2019E314
201	2019E201	239	2019E239	277	2019E277	315	2019E315
202	2019E202	240	2019E240	278	2019E278	316	2019E316
203	2019E203	241	2019E241	279	2019E279	317	2019E317
204	2019E204	242	2019E242	280	2019E280	318	2019E318
205	2019E205	243	2019E243	281	2019E281	319	2019E319
206	2019E206	244	2019E244	282	2019E282	320	2019E320
207	2019E207	245	2019E245	283	2019E283	321	2019E321
208	2019E208	246	2019E246	284	2019E284	322	2019E322
209	2019E209	247	2019E247	285	2019E285	323	2019E323
210	2019E210	248	2019E248	286	2019E286	324	2019E324
211	2019E211	249	2019E249	287	2019E287	325	2019E325
212	2019E212	250	2019E250	288	2019E288	326	2019E326
213	2019E213	251	2019E251	289	2019E289	327	2019E327
214	2019E214	252	2019E252	290	2019E290	328	2019E328
215	2019E215	253	2019E253	291	2019E291	329	2019E329
216	2019E216	254	2019E254	292	2019E292	330	2019E330
217	2019E217	255	2019E255	293	2019E293	331	2019E331
218	2019E218	256	2019E256	294	2019E294	332	2019E332
219	2019E219	257	2019E257	295	2019E295	333	2019E333
220	2019E220	258	2019E258	296	2019E296
221	2019E221	259	2019E259	297	2019E297
222	2019E222	260	2019E260	298	2019E298
223	2019E223	261	2019E261	299	2019E299
224	2019E224	262	2019E262	300	2019E300
225	2019E225	263	2019E263	301	2019E301
226	2019E226	264	2019E264	302	2019E302
227	2019E227	265	2019E265	303	2019E303
228	2019E228	266	2019E266	304	2019E304

(*)	The Company has assigned a unique Loan ID number to each student loan in the Data File. The Student Loan Numbers referred to in this Exhibit are not the Account Numbers.

Exhibit B - Exception List

Selected Student Loan Number	Student Loan Number	Attribute	Per Data File	Per Loan File

49	2019E49	School Name	Wayne State University	Washington University in St. Louis